                                                                    Exhibit 10.5
                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Second Amendment") is made as of the ____ day of September, 2003 by and among Extrusion Technologies, Inc., a Colorado corporation ("ETI") and Mid-States Plastics, Inc., a Kentucky corporation ("Mid-States" and together with ETI, individually a "Borrower" and collectively, "Borrowers"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                             W I T N E S S E T H:
                             - - - - - - - - - -

WHEREAS, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement dated as of March 14, 2003 as amended by a certain First Amendment to Loan and Security Agreement dated as of June 30, 2003 by and among Borrowers, Lenders and Agent (said Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

     2. Consent to Sale of Mid-States Capital Stock. In reliance upon and subject to the accuracy of the representations set forth in this Second Amendment, upon the "Second Amendment Effective Date" (as defined in Section 3 of this Second Amendment), Majority Lenders hereby consent to the sale by ETI of all or substantially all of the assets and business of Mid-States (the "Mid-States Sale"); provided, that (i) the aggregate net cash proceeds to ETI received in respect of the Mid-States Sale shall be at least $4,300,000, (ii) ETI shall pay the entire net cash proceeds to Agent for prepayment of the Term Loan or the Revolving Credit Loans as provided in subsection 3.3.1 of the Loan Agreement and the last sentence of this Section 2 of this Third Amendment, (iii) the Mid-States Sale shall be a bona fide arm's length transaction, (iv) the documentation in respect of the Mid-States Sale shall be reasonably satisfactory in all material respects to Agent (it being agreed that the Purchase Agreement dated _______________ between ETI and Norwest Equity Partners or an Affiliate thereof is satisfactory ("Approved Purchase Agreement")), (v) if the Mid-States Sale is not consummated within 90 days after the date hereof, then this Second Amendment shall be null and void ab initio, (vi) the terms and conditions of the Approved Purchase Agreement shall provide, inter alia, that the buyer shall assume all or substantially all of the liabilities and obligations of Mid-States (other than the Obligations owing under the Loan Agreement); (vii) prior to the closing of the Mid-States Sale, ETI shall have delivered to Agent a Borrowing Base Certificate evidencing the reduction in the Borrowing Base caused by the removal from the Borrowing Base of Mid-States' Inventory and Accounts, and (viii) after giving effect to the Mid-States Sale and subsequent reduction to the Borrowing Base, Availability shall equal or exceed $2,600,000. The portion of the net cash proceeds received by ETI from the Mid-States Sale allocated to the Term Loan shall be equal to $700,000, which $700,000 shall be applied to outstanding principal installments due under the Term Notes, ratably, in inverse order of maturity. The remainder of such proceeds shall be allocated to the outstanding Revolving Credit Loans.

     3. Compliance Certificate. The last paragraph of subsection 8.1.3 is hereby deleted and the following is inserted in its stead:

                                      * * *

          "Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Agent a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Agent a certificate of the aforesaid certified public accountants certifying to Agent that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof. Concurrently with the delivery of (x) the financial statements described in paragraph (i) of this subsection 8.1.3 and (y) the financial statements described in (ii) of this subsection 8.1.3 for the months of March, June, September and December, or more frequently if reasonably requested by Agent, Borrower shall cause to be prepared and furnished to Agent a Compliance Certificate in the form of Exhibit 8.1.3 hereto executed by the Chief Financial Officer of Borrower (a "Compliance Certificate")."

     4.   Effectiveness of this Second Amendment.

          (a) This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when Borrowers and the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts),

          (b) Upon the closing of the transactions referred to in Section 2, in accordance with the consents contained herein, Agent shall deliver to ETI such mortgage releases, UCC-3 termination statements, stock certificates for Mid-States or other documents necessary or appropriate to release Agent's Lien on the capital stock of Mid-States and Mid-States' assets and Property.

     5.   Miscellaneous.

          (a) This Second Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement or any other Loan Document.

          (b) This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     6. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                            (Signature Page Follows)

       (Signature Page to Second Amendment to Loan and Security Agreement)
IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        EXTRUSION TECHNOLOGIES, INC., (a
                                        "Borrower")


                                        By:  /s/ Jerry A. Kukuchka
                                           -------------------------------------
                                           Name:   Jerry A. Kukuchka
                                                --------------------------------
                                           Title:  CFO
                                                 -------------------------------


                                        MID-STATES PLASTICS, INC., (a
                                        "Borrower")


                                        By:  /s/ Scott Long
                                           -------------------------------------
                                           Name:   Scott Long
                                                --------------------------------
                                           Title:  Director
                                                 -------------------------------


                                        FLEET CAPITAL CORPORATION, as
                                        Agent and as a Lender


                                        By:  /s/ Brain Conole
                                           -------------------------------------
                                           Name:   Brain Conole
                                                --------------------------------
                                           Title:  Senior Vice President
                                                 -------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Lender


                                        By:  /s/ Anthony Alexander
                                           -------------------------------------
                                           Name: Anthony Alexander
                                                --------------------------------
                                           Title:  Vice President
                                                 -------------------------------